EXHIBIT 10.21

                             SECOND AMENDMENT TO
                    AMENDED AND RESTATED DOLLAR TREE STORES, INC.

                           DEFERRED COMPENSATION PLAN

     THIS SECOND AMENDMENT ("Amendment") TO THE AMENDED AND RESTATED DOLLAR TREE STORES, INC. DEFERRED COMPENSATION PLAN ("Plan") effective as of the 14th day of December, 1995 by Dollar Tree Stores, Inc. ("Company").

     WHEREAS, the Board of Directors of the Company has noted the loyalty and extraordinary services of the Participants who have been selected to participate in the Plan; and

     WHEREAS, effective December 14, 1995, the Compensation Committee of the Board of Directors voted to reward the Participants' services by distributing all remaining Transaction Benefits.

     NOW THEREFORE, the Board of Directors hereby adopts this Amendment upon the following terms and conditions effective December 14, 1995:

     1.   Article 7 is added to the Plan as follows:

                                    ARTICLE 7

                    PAYMENT OF REMAINING TRANSACTION BENEFITS
                             AND TERMINATION OF PLAN

     Notwithstanding any other provision in this Plan, including but not limited to Article 3, each Participant's remaining Transaction Benefit as of December 1, 1995 shall be paid to each Participant as such time as the Board shall determine but no later than February 29, 1996. Following the payment of all Transaction Benefits, this Plan shall terminate according to Section 2.3 and Article 5.

     WITNESS, the signatures of the undersigned officers.

                              DOLLAR TREE STORES, INC.

                              By: /s/ H. Ray Compton
                                 --------------------------------
                              Date Executed: Mar. 25, 1996
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                              DOLLAR TREE MANAGEMENT, INC.

                              By:  /s/ H. Ray Compton
                                 ---------------------------------
                              Date Executed: Mar. 25, 1996
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                              DOLLAR TREE DISTRIBUTION, INC.

                              By: /s/ H. Ray Compton
                                 --------------------------------
                              Date Executed:  Mar. 25, 1996
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